CHERUBIM INTERESTS, INC.

2017 Equity INCENTIVE PLAN

1.Purpose. The purposes of this 2017 Equity Incentive Plan (the "Plan") are to encourage selected employees, officers, directors and consultants of, and other individuals providing services to, Cherubim Interests, Inc. and its subsidiaries (collectively, the “Company”), to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

2.Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

"Affiliate" shall mean, with respect to any Person, (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Board.

"Award" shall mean any Option or Restricted Security granted under the Plan.

"Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

"Award Date" shall mean the date upon which an Award is granted by the Board hereunder as set forth in the Award Agreement.

"Board" shall mean the Board of Directors of the Company.

"Cause", as used in connection with the termination of a Participant's employment or a Participant's consulting relationship, as the case may be, shall mean (i) the Employee’s conviction of a felony or any crime involving moral turpitude; (ii) the Employee willfully failing or refusing to follow the strategic and/or operational directives of the Board of Directors of the Company; (iii) the Employee’s misappropriation of funds or property of the Company, or (iii) the Employee’s engaging in any act which constitutes (a) a felony under the laws of the United States or any state or territory thereof, or (b) gross, willful or wanton negligence or misconduct.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

"Common Shares" shall mean any or all, as applicable, of the Common Stock of the Company and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan and any other securities of the Company or any Affiliate or any successor that may be so designated by the Board.

"Common Stock" shall mean the common stock of the Company, par value $0.00001 per share.

"Employee" shall mean any Statutory Employee, member of the Board, consultant or representative of the Company or of any Affiliate.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Exercise Price" shall mean the Fair Market Value of the purchase price of any Option or Award which requires the Participant to tender cash or property to the Company in connection with the receipt of Common Shares.

"Expiration Date" shall mean the date on which the Option expires as specified in the instrument granting such Option.

"Fair Market Value" shall mean (A) with respect to any property other than the Common Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board; and (B) with respect to the Common Shares, the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the high bid and low asked prices, in either case on the principal national securities exchange on which the Common Shares are listed or admitted to trading, or if the Common Shares are not listed or admitted to trading on any national securities exchange, the last sale price reported on the over-the-counter market reported on the OTC Bulletin Board on such date, whichever is applicable, or if there are no such prices reported on the OTC Bulletin Board on such date, as furnished to the Board by any exchange or quotation medium selected from time to time by the Board for such purpose. If there is no bid or asked price reported on any such date, the Fair Market Value shall be determined by the Board in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Board.

"Good Reason", as used in connection with the termination of a Participant's employment or consulting relationship, as the case may be, shall mean (i) with respect to any Participant employed under a written employment agreement or otherwise providing services to the Company pursuant to a written agreement with the Company or an Affiliate of the Company, "good reason" as defined in such written agreement or, if such agreement contains no such definition, a material breach by the Company of such agreement, or (ii) with respect to any other Participant, a failure by the Company to pay such Participant any amount otherwise vested and due and a continuation of such failure for 30 business days following notice to the Company thereof.

"Incentive Stock Option" means an Option which satisfies the requirements of Code Section 422.

"Non-Statutory Option" means an Option not intended to satisfy the requirements of Code Section 422.

"Option" shall mean an Incentive Stock Option or a Non-Statutory Option.

"Participant" shall mean any individual granted an Award under the Plan.

"Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

"Released Securities" shall mean securities that were Restricted Securities but with respect to which all applicable restrictions have expired, lapsed or been waived in accordance with the terms of the Plan or the applicable Award Agreement.

"Restricted Securities" shall mean any Award granted under the Plan that is denominated in Common Shares or any other Award under which issued and outstanding Common Shares are held subject to certain restrictions.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Service" shall mean shall mean the performance of services to the Company or any Affiliate by a Person in the capacity of an Employee.

"Statutory Employee" shall mean any Person from whom the Company is required to withhold compensation pursuant to the Federal Insurance Contribution Act.

3.Administration. The Plan shall be administered by the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Board by the Plan, the Board shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee or other individual under the Plan; (iii) determine the number of Common Shares to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine requirements for the vesting of Awards or performance criteria to be achieved in order for Awards to vest; (vii) determine whether, to what extent and under what circumstances Common Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Board; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Board, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee. No Awards under this Plan shall be granted after June 6, 2022

4.Common Shares Available for Awards.

(a)Common Shares Available. Subject to adjustment as provided in Section 4(b):

(i)Calculation of Number of Common Shares Available. The number of Common Shares available for granting Awards under the Plan shall be TWENTY MILLION (20,000,000), any or all of which may be or may be based on Common Stock, any other security which becomes the subject of Awards, or any combination thereof. Further, if, after the date of the Plan, any Common Shares covered by an Award granted under the Plan or to which such an Award, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Common Shares, then the Common Shares covered by such Award or to which such Award relates, or the number of Common Shares otherwise counted against the aggregate number of Common Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, available for granting Awards under the Plan.

(ii)Sources of Common Shares Deliverable Under Awards. Any Common Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Shares or of treasury Common Shares.

(b)Adjustments. In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, or other similar corporate transaction or event affects the Common Shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Common Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and kind of Common Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Common Shares subject to any Award denominated in Common Shares shall always be a whole number.

5.Eligibility. Any Employee, including any officer or employee-director of the Company or of any Affiliate, and any consultant of, or other individual providing services to, the Company or any Affiliate shall be eligible to be designated a Participant.

6.Awards of Stock Options. Each Award that constitutes an Option shall be evidenced by an Award Agreement that shall comply with the terms specified below. Each Award Agreement evidencing an Incentive Stock Option shall, in addition, be subject to the provisions of Section 6(c) of the Plan, below.

(a)Exercise Price.

(i)Determination. The Exercise Price for each Option granted under the Plan shall be fixed by the Board.

(ii)Payment. The Exercise Price shall become immediately due upon exercise of the Option and shall be payable in one or more of the forms specified below:

(A)in cash or by check made payable to the Company,

(B)shares of Common Stock held for the requisite period necessary to avoid a charge to the Company earnings for financial reporting purposes and valued at Fair Market Value on the date of exercise, or

(C)to the extent an effective registration statement exists in respect to the Option (or an exemption from such registration has been determined by the Board) and the Option is exercised for vested Common Shares, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable written instructions to (a) a Company-designated brokerage firm to effect the immediate sale of the Common Shares received from the exercise of the Option and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the Common Shares so purchased, plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (b) the Company to deliver the certificates for such Common Shares directly to such brokerage firm in order to complete the sale.

(D)Except to the extent the sale and remittance procedure is utilized, payment of the Exercise Price for the Common Shares acquired pursuant to the exercise of the Option must be made on the Exercise Date.

(iii)Exercise and Term of Options. Each Option shall be exercisable at such time or times, during such period and for such number of Common Shares as shall be determined by the Board and set forth in the Award Agreement. However, no Option shall have a term in excess of ten (10) years measured from the Award Date.

(b)Effect of Termination of Service.

(i)Governing Terms. The following provisions shall govern the exercise of any Options held by a Participant at the time of such Participant’s cessation of Service:

(A)Any option Outstanding at the time of the Participant's cessation of Service for any reason except death, permanent disability or Cause shall remain exercisable for a six (6) month period thereafter, provided no Option shall be exercisable after the Expiration Date.

(B)Any Option outstanding at the time of the Participant's cessation of Service due to death or permanent disability shall remain exercisable for a twelve (12) month period thereafter, provided no Option shall be exercisable after the Expiration Date. Subject to the foregoing, any Option exercisable in whole or in part by the Participant at the time of death may be exercised subsequently by the personal representative of the Participant’s estate or by the Person or Persons to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution.

(C)Should the Participant's Service be terminated for Cause, then all outstanding Options held by the Participant shall terminate immediately and cease to be outstanding.

(D)During the applicable post-Service exercise period, the Option may not be exercised in the aggregate for more than the number of Common Shares for which the Option is exercisable on the date of the Participant's cessation of Service; the Option shall, immediately upon the Participant's cessation of Service, terminate and cease to be outstanding to the extent the Option is not otherwise at that time exercisable. Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, the Option shall terminate and cease to be outstanding for any Common Shares for which the Option has not been exercised.

(ii)Modification. The Board shall have the discretion, exercisable either at the time an Option is granted or at any time while the Option remains outstanding, to:

(A)extend the period of time for which the Option is to remain exercisable following the Participant's cessation of Service from the period otherwise in effect for that Option to such greater period of time as the Board shall deem appropriate, but in no event beyond the Expiration Date, and/or

(B)permit the Option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of Common Shares for which such Option is exercisable at the time of the Participant's cessation of Service but also with respect to one or more additional Common Shares that would have vested under the Option had the Participant continued in Service.

(c)Incentive Stock Options. The terms specified below shall apply to all Incentive Stock Options. Except as modified by the provisions of this Section 6(c), all the provisions of this Plan shall apply to Incentive Stock Options. Options specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section 6(c).

(i)Eligibility. Incentive Stock Options may only be granted to Statutory Employees.

(ii)Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Grant Date.

(iii)Dollar Limitation. The aggregate Fair Market Value of the Common Shares (determined as of the respective date or dates of grant) for which one or more Incentive Stock Options granted to any Statutory Employee under the Plan may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Statutory Employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options, as Incentive Stock Options, shall be applied in the order in which such Options are granted.

(iv)10% Stockholder. If a Statutory Employee to whom an Incentive Stock Option is a holder of more than 10% of the total combined voting power of all classes of stock of the Company (as determined under Code Section 424(d)), then the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Award Date, and the option term shall not exceed five (5) years measured from the Award Date.

(d)Holding Period. Shares purchased pursuant to an option shall cease to qualify for favorable tax treatment as an Incentive Stock Option if and to the extent Participant disposes of such Common Shares within two (2) years of the Grant Date or within one (1) year of Participant's purchase of said Common Shares.

7.Awards of Restricted Securities.

(a)Issuance. The Board is hereby authorized to grant to eligible Employees "Restricted Securities" which shall consist of the right to receive, by purchase or otherwise, Common Shares which may be subject to such restrictions as the Board may impose (including, without limitation, any limitation on the right to vote such Common Shares or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board may deem appropriate. Notwithstanding the foregoing, if the Company registers this Plan or the Restricted Securities which may be issued hereunder, the Securities shall have no transfer restrictions thereon.

(b)Registration. Restricted Securities granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificates or certificates. In the event any stock certificate is issued in respect of Restricted Securities granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Securities.

(c)Forfeiture. Except as otherwise determined by the Board, upon termination of a Participant's employment or a Participant's consulting relationship, as the case may be, for any reason during the applicable restriction period, all of such Participant's Restricted Securities which had not become Released Securities by the date of termination of employment or consulting relationship shall be forfeited and reacquired by the Company; provided, however, that the Board may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Securities. Unrestricted Common Shares, evidenced in such manner as the Board shall deem appropriate, shall be issued to the holder of Restricted Securities promptly after such Restricted Securities become Released Securities.

8.General.

(a)Limitations.

(i)Limitations on Transfer. No Award (other than Released Securities), and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Securities, to the Company) and any such purported assignment, alienation, pledge, attachment, sale or other transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(ii)Limitations on Exercise. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime only by the Participant or if permissible under applicable law, by the Participant's guardian or legal representative.

(b)Terms of Awards. The term of each Award shall be for such period as may be determined by the Board.

(c)Common Share Certificates. All certificates for Common Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Common Shares are then listed, and any applicable Federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d)Delivery of Common Shares or Other Securities and Payment by Participant of Consideration. No Common Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Board shall determine, including, without limitation, cash, Common Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined value, as determined by the Board, of all cash and cash equivalents and the Fair Market Value of any such Common Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

9.Amendments. Except to the extent prohibited by applicable law:

(a)Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant, other holder or beneficiary of an Award, as the case may be.

(b)Amendments to Awards. The Board may amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, however, that any amendment, alteration, suspension, discontinuation, cancellation or termination that would impair the rights of any Participant or holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant or holder or beneficiary of an Award, as the case may be.

10.General Provisions.

(a)No Right to Awards. No Employee or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)Correction of Defects, Omissions, and Inconsistencies. The Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

(c)Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Common Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(d)No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e)Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Wyoming and applicable Federal law.

(f)Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(g)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(h)No Fractional Common Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Common Shares or whether such fractional Common Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i)Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

11.Adoption, Approval and Effective Date of the Plan. The Plan was adopted by the Board effective August 1, 2017.

Grant No. ______________

Cherubim Interests, Inc.

2017 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

This Stock Option Agreement (the "Agreement") is made and entered into as of the Award Date set forth below by and between Cherubim Interests, Inc., a Nevada corporation (the "Company"), and the Participant named below. Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 2017 Equity Incentive Plan (the "Plan").

Name of Participant:

Social Security Number:

Address:

Total Option Shares:

Exercise Price per Share:

Award Date:

Expiration Date:*

Vesting Schedule:

* Unless sooner terminated pursuant to Section 6(b) of the Plan

Classification of Participant[   ] Exempt Employee

[   ] Non-Exempt Employee

[   ] Non-Employee Director, Consultant or Advisor

Type of Stock Option[   ] Incentive Stock Option

[   ] Non-Statutory Stock Option

1.Grant of Option. The Company hereby grants to Participant an option (this "Option") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as such within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.Exercise Period.

(a)Exercise Period of Option. Provided Participant continues to provide services to the Company or any Subsidiary or Parent of the Company, the Option will become vested and exercisable as to portions of the Shares as described in the Vesting Schedule on the facing page of this Agreement (“Vesting Schedule”). If application of the vesting percentage causes a fractional share, such share shall be rounded up to the nearest whole share.

(b)Vesting of Shares. Shares that are vested pursuant to the Vesting Schedule are considered "Vested Shares." Shares that are not vested pursuant to the Vesting Schedule are considered "Unvested Shares."

(c)Expiration. The Option shall expire on the Expiration Date set forth on the facing page of this Agreement or earlier as provided in Section 3 below or pursuant to Section 6(b) of the Plan.

3.Termination.

(a)Governing Terms. The following provisions shall govern the exercise of any Options held by a Participant at the time of such Participant’s cessation of Service:

(i)Any option Outstanding at the time of the Participant's cessation of Service for any reason except death, permanent disability or Cause shall remain exercisable for a six (6) month period thereafter, provided no Option shall be exercisable after the Expiration Date.

(ii) Any Option outstanding at the time of the Participant's cessation of Service due to death or permanent disability shall remain exercisable for a twelve (12) month period thereafter, provided no Option shall be exercisable after the Expiration Date. Subject to the foregoing, any Option exercisable in whole or in part by the Participant at the time of death may be exercised subsequently by the personal representative of the Participant’s estate or by the Person or Persons to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution.

(iii)Should the Participant's Service be terminated for Cause, then all outstanding Options held by the Participant shall terminate immediately and cease to be outstanding.

(iv) During the applicable post-Service exercise period, the Option may not be exercised in the aggregate for more than the number of Common Shares for which the Option is exercisable on the date of the Participant's cessation of Service; the Option shall, immediately upon the Participant's cessation of Service, terminate and cease to be outstanding to the extent the Option is not otherwise at that time exercisable. Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, the Option shall terminate and cease to be outstanding for any Common Shares for which the Option has not been exercised.

(b)Modification. The Board shall have the discretion, exercisable either at the time an Option is granted or at any time while the Option remains outstanding, to:

(i) extend the period of time for which the Option is to remain exercisable following the Participant's cessation of Service from the period otherwise in effect for that Option to such greater period of time as the Board shall deem appropriate, but in no event beyond the Expiration Date, and/or

(ii) permit the Option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of Common Shares for which such Option is exercisable at the time of the Participant's cessation of Service but also with respect to one or more additional Common Shares that would have vested under the Option had the Participant continued in Service.

(c)No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Affiliate, or limit in any way the right of the Company or any such Affiliate to terminate Participant's employment or other relationship at any time, with or without Cause.

4.Manner of Exercise.

(a)Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option notice and exercise agreement in the form attached hereto as Exhibit “A”, or in such other form as may be approved by the Board from time to time (the “Exercise Agreement”), which shall set forth, inter alia, (i) Participant's election to exercise the Option, (ii) the number of Common Shares being purchased, (iii) any restrictions imposed on the Common Shares and (iv) any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant.

(b)Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Common Shares unless it is exercised as to all Common Shares as to which the Option is then exercisable.

(c)Payment. The Exercise Price shall become immediately due upon exercise of the Option and shall be payable in one or more of the forms specified below:

(i) in cash or by check made payable to the Company,

(ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Company earnings for financial reporting purposes and valued at Fair Market Value on the date of exercise, or

(iii) to the extent an effective registration statement exists in respect to the Option (or an exemption from such registration has been determined by the Board) and the Option is exercised for vested Common Shares, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable written instructions to (a) a Company-designated brokerage firm to effect the immediate sale of the Common Shares received from the exercise of the Option and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the Common Shares so purchased, plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (b) the Company to deliver the certificates for such Common Shares directly to such brokerage firm in order to complete the sale.

(iv) Except to the extent the sale and remittance procedure is utilized, payment of the Exercise Price for the Common Shares acquired pursuant to the exercise of the Option must be made on the Exercise Date.

(d)Tax Withholding. Prior to the issuance of any Common Shares upon exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Common Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Common Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Common Shares to the Participant by deducting the Common Shares retained from the Common Shares issuable upon exercise.

(e)Issuance of Common Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Common Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Common Shares with the appropriate legends affixed thereto.

5.Notice of Disqualifying Disposition of Common Shares Received from Exercise of Incentive Stock Option. If the Option is an Incentive Stock Option, and if Participant sells or otherwise disposes of any of the Common Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two (2) years after the Award Date, and (ii) the date one (1) year after transfer of such Common Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disqualifying disposition. Participant understands and agrees that a disqualifying disposition may require the Company to withhold applicable taxes on the compensation income recognized by Participant from the disqualifying disposition by payment from the wages or other compensation then payable to Participant (Participant may be permitted to make a cash payment to the Company in lieu of such withholding).

6.Compliance With Laws and Regulations. The exercise of the Option and the issuance and transfer of Common Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Common Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

7.Nontransferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to Non-Statutory Options, by instrument to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor), and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

8.Tax Consequences. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal tax consequences of exercise of the Option and disposition of the Common Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE AND DOES NOT INCLUDE ANY DISCUSSION REGARDING STATE OR LOCAL TAX CONSEQUENCES, AND ANY SUCH TAX LAWS AND REGULATIONS (WHETHER FEDERAL, STATE, OR LOCAL) ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT THE PARTICIPANT'S PERSONAL TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE COMMON SHARES.

(a)Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Common Shares on the date of exercise over the Exercise Price may be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

(b)Exercise of Non-Statutory Option. If the Option does not qualify as an Incentive Stock Option, there may be a regular federal income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Common Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

(c)Disposition of Common Shares. The following tax consequences may apply upon disposition of the Common Shares.

(i) Incentive Stock Options. If the Common Shares are held for more than twelve (12) months after the date of the transfer of the Common Shares pursuant to the exercise of an Incentive Stock Option and are disposed of more than two (2) years after the Award Date, any gain realized on disposition of the Common Shares will be treated as long term capital gain for federal income tax purposes. If Common Shares purchased under an Incentive Stock Option are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Common Shares on the date of exercise over the Exercise Price.

(ii) Non-Statutory Stock Options. If the Common Shares are held for more than twelve (12) months after the date of the transfer of the Common Shares pursuant to the exercise of an Non-Statutory Stock Option, any gain realized on disposition of the Common Shares will be treated as long-term capital gain.

(iii) Withholding. The Company may be required to withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

9.Privileges of Stock Ownership. Participant shall not have any of the rights of a stockholder with respect to any Common Shares until the Common Shares are issued to Participant.

10.Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Board for review. The resolution of such a dispute by the Board shall be final and binding on the Company and Participant.

11.Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

12.Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Agreement, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked "Attention: Equity Incentive Plan Administrator."

13.Successors and Assigns. The Company may assign any of its rights under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

14.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to that body of laws pertaining to conflict of laws.

15.Acceptance. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Common Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

16.Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

17.Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

18.Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

19.Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Participant has executed this Agreement in his or her personal capacity, effective as of the Award Date set forth on the facing page to this Agreement.

Cherubim Interests, Inc.	PARTICIPANT

By:
Signature

(Please print name)	(Please print name)

(Please print Title)

Address:	Address:

Fax No.:	Fax No.:
Phone No.:	Phone No.:

EXHIBIT “A”

(FORM OF STOCK OPTION NOTICE AND EXERCISE AGREEMENT)

Grant No. __________

Cherubim Interests, Inc.

2017 Equity INCENTIVE PLAN

STOCK OPTION NOTICE AND EXERCISE AGREEMENT

This Stock Notice and Option Exercise Agreement (the "Exercise Agreement") is made and entered into as of _____________________________, 20____ (the "Effective Date") by and between Cherubim Interests, Inc., a Nevada corporation (the "Company"), and the purchaser named below (the "Purchaser"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2017 Equity Incentive Plan (the "Plan").

Name of Participant:

Social Security Number:

Address:

Number of Common Shares:

Exercise Price per Share:

Type of Stock Option[   ] Incentive Stock Option

[   ] Non-Statutory Stock Option

1. Exercise of Option.

(a) Exercise. Pursuant to exercise of that certain option (the "Option") granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Common Shares set forth above, at the Exercise Price Per Share set forth above. As used in this Exercise Agreement, the term "Common Shares" refers to the shares of Common Stock purchased under this Exercise Agreement and includes all securities received (i) in replacement of the Common Shares, (ii) as a result of stock dividends or stock splits with respect to the Common Shares, and (iii) all securities received in replacement of the Common Shares in a merger, recapitalization, reorganization or similar corporate transaction.

(b) Title to Common Shares. The exact spelling of the name(s) under which Purchaser will take title to the Common Shares is:

Purchaser desires to take title to the Common Shares as follows:

[   ] Individual, as separate property

[   ] Husband and wife, as community property

[   ] Joint Tenants

[   ] Other; please specify: _________________________________

(c) Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

[   ]in cash or by check made payable to the Company in the amount of $____________________, receipt of which is acknowledged by the Company;

[   ]shares of Common Stock held for the requisite period necessary to avoid a charge to the Company earnings for financial reporting purposes and valued at Fair Market Value on the date of exercise, or;

[   ]to the extent an effective registration statement exists in respect to the Option (or an exemption from such registration has been determined by the Board) and the Option is exercised for vested Common Shares, through a special sale and remittance procedure pursuant to which the Participant has concurrently provided irrevocable written instructions to (a) a Company-designated brokerage firm to effect the immediate sale of the Common Shares received from the exercise of the Option and has remitted to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the Common Shares so purchased, plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (b) the Company to deliver the certificates for such Common Shares directly to such brokerage firm in order to complete the sale.

2. Delivery.

(a) Deliveries by Purchaser. Purchaser hereby delivers to the Company (i) this Exercise Agreement and (ii) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a check, a copy of which is attached hereto as Exhibit 1.

(b) Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2(a), the Company will issue a duly executed stock certificate evidencing the Common Shares in the name of Purchaser.

3. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company that:

(a) Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Common Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

(b) Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Common Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

(c) Understanding of Risks. Purchaser has received and reviewed the Company’s most recent annual and quarterly reports on Forms 10-K and 10-Q, respectively, and is fully aware of: (i) the highly speculative nature of the investment in the Common Shares; (ii) the financial hazards involved; (iii) the qualifications and backgrounds of the management of the Company; and (iv) the tax consequences of investment in the Common Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

4. Compliance With Securities Laws. Purchaser understands and acknowledges that the exercise of any rights to purchase any Common Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

5. Restricted Securities.

(a) No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Common Shares except when such Common Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the Securities and Exchange Commission and that the Company is under no obligation to do so with respect to the Common Shares, and may withdraw any such registration statement at any time after filing. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Common Shares in the amounts or at the times proposed by Purchaser.

(b) Rule 144. If Purchaser is an "affiliate" for purposes of Rule 144 promulgated under the Securities Act, then in addition, Purchaser has been advised that Rule 144 requires that the Common Shares be held for a minimum of six (6) months after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Common Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

6. Rights as a Stockholder. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Common Shares from and after the date that Common Shares are issued to Purchaser until such time as Purchaser disposes of the Common Shares.

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Purchaser understands and agrees that the Company will place any legends that may be required by state or U.S. Federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or, subject to the assent of the Company, any agreement between Purchaser and any third party.

(b) Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with any restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company will not be required (i) to transfer on its books any Common Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Common Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Common Shares have been so transferred.

8. Tax Consequences. PURCHASER HAS CONSULTED PURCHASER'S PERSONAL TAX ADVISER IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE COMMON SHARES AND PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. SET FORTH BELOW IS A BRIEF SUMMARY AS OF THE DATE THE PLAN WAS ADOPTED BY THE BOARD OF SOME OF THE U.S. FEDERAL TAX CONSEQUENCES OF EXERCISE OF THE OPTION AND DISPOSITION OF THE COMMON SHARES. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER PERSONAL TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE COMMON SHARES.

(a) Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular U.S. Federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Common Shares on the date of exercise over the Exercise Price may be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

(b) Exercise of Incentive Stock Option. If the Option does not qualify as an Incentive Stock Option, there may be regular U.S. Federal income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Common Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

(c) Disposition of Common Shares. The following tax consequences may apply upon disposition of the Common Shares.

(i) Incentive Stock Options. If the Common Shares are held for more than twelve (12) months after the date of the transfer of the Common Shares pursuant to the exercise of an Incentive Stock Option and are disposed of more than two (2) years after the Award Date, any gain realized on disposition of the Common Shares will be treated as long term capital gain for federal income tax purposes. If Common Shares purchased under an Incentive Stock Option are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Common Shares on the date of exercise over the Exercise Price.

(ii) Non-Statutory Stock Options. If the Common Shares are held for more than twelve (12) months after the date of the transfer of the Common Shares pursuant to the exercise of an Non-Statutory Stock Option, any gain realized on disposition of the Common Shares will be treated as long-term capital gain.

(iii) Withholding. The Company may be required to withhold from the Purchaser's compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

9. Compliance With Laws and Regulations. The issuance and transfer of the Common Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

10. Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement. No other party to this Exercise Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Exercise Agreement, except with the prior written consent of the Company. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

11. Governing Law. This Exercise Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to that body of laws pertaining to conflict of laws.

12. Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Exercise Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Exercise Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Exercise Agreement, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked "Attention: Equity Incentive Plan Administrator."

13. Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

14. Titles and Headings. The titles, captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Exercise Agreement.

15. Entire Agreement. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

16. Counterparts. This Exercise Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

17. Severability. If any provision of this Exercise Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Exercise Agreement and the remainder of this Exercise Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Exercise Agreement. Notwithstanding the forgoing, if the value of this Exercise Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

[THIS AREA INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed by its duly authorized representative and Purchaser has executed this Exercise Agreement in his or her personal capacity as of the Effective Date, indicated above.

Cherubim Interests, Inc.	PARTICIPANT

By:
Signature

(Please print name)	(Please print name)

(Please print Title)

Address:	Address:

Fax No.:	Fax No.:
Phone No.:	Phone No.:

EXHIBIT

Exhibit 1: Copy of Purchaser's Check